ITEM 77Q(a) - COPIES OF ANY MATERIAL AMENDMENTS TO THE REGISTRANT'S CHARTER OR BY-LAWS


	The following Amendment No. 16 to the Amended and Restated Declaration of Trust dated February 24, 1992 was adopted by The
Wachovia Funds' Board of Trustees at its Regular Meeting on March 2,
2000:

         Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

Wachovia Balanced Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Emerging Markets Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Equity Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Equity Index Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Executive Equity Fund
Institutional Shares
Institutional Service Shares
Wachovia Executive Fixed Income Fund
Institutional Shares
Institutional Service Shares
Wachovia Fixed Income Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Growth & Income Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Intermediate Fixed Income Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Money Market Fund
Institutional Shares
Investment Shares


Wachovia Personal Equity Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Prime Cash Management Fund
Institutional Shares
Wachovia Quantitative Equity Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Short-Term Fixed Income Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Special Values Fund
Class A Shares
Class B Shares
Class Y Shares
Wachovia Tax-Free Money Market Fund
Institutional Shares
Investment Shares
Wachovia U.S. Treasury Money Market Fund
Institutional Shares
Investment Shares"